FIRST AMERICAN FUNDS, INC.

Prime Obligations Fund

Government Obligations Fund

Tax Free Obligations Fund

Treasury Obligations Fund

U.S. Treasury Money Market Fund

(collectively, the “First American Money Market Funds”)

Statement of Additional Information (SAI) Supplement dated March 3, 2015

This information supplements the First American Money Market Funds SAI dated October 30, 2014. Please retain this supplement for future reference.

The following supplements the section entitled “Directors and Executive Officers” on page 15 of the SAI.

John P. Kayser has resigned as a Director of First American Funds, Inc.

FAF-MM-SAI